UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):    January 26, 2015

THE FRESH MARKET, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34940 (Commission File Number)	56-1311233 (IRS Employer Identification No.)

628 Green Valley Road, Suite 500, Greensboro, NC 27408

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 272-1338

Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2015, The Fresh Market, Inc. (the “Company”) and Mr. Craig Carlock entered into a Separation Agreement (the “Separation Agreement”) in connection with the termination of Mr. Carlock’s employment as the Company’s Chief Executive Officer and President, which was effective January 11, 2015. The Company filed a Current Report on Form 8-K with the Securities and Exchange Commission previously to disclose Mr. Carlock’s termination.

Pursuant to the Separation Agreement and subject to his execution and non-revocation of a release of claims, Mr. Carlock is entitled to receive the following payments and benefits under the Separation Agreement and in accordance with the Company’s severance plan:

•	continued payment of his annual base salary ($561,000) for a period of 24 months following the January 11, 2015 termination date;

•
a portion of the annual cash bonus (which had a target of 80% of his annual base salary) he would have earned under the Company’s annual incentive program for the 2014 fiscal year pro-rated for the number of days employed, which will be determined and paid following the Company’s fiscal year-end;

•	continued medical and welfare benefits during the severance benefit period;

•	transfer to him of title to the Company vehicle he used; and

•
continued vesting of 62,173 Company stock options, 29,659 shares of Company restricted stock and 5,050 Company restricted stock units during the 24-month period commencing January 11, 2015 in accordance with the vesting schedules set forth in the award agreements for such equity and equity-based awards.

The foregoing description of the terms and conditions of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

10.1	Separation Agreement dated January 26, 2015 by and between Craig Carlock and The Fresh Market, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FRESH MARKET, INC.

Dated: January 29, 2015	By:	/s/ Scott F. Duggan
Name: Scott F. Duggan
Title: Senior Vice President - General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement dated January 26, 2015 by and between Craig Carlock and The Fresh Market, Inc.